UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 17, 2008

Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

Seven Sylvan Way
Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)
(973) 753-6000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 17, 2008, Wyndham Worldwide Corporation (the “Company”) issued a press release announcing that Eric A. Danziger has been appointed President and Chief Executive Officer of Wyndham Hotel Group, the Company’s lodging business unit.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation dated November 17, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

By: Name:	/s/ Virginia M. Wilson Virginia M. Wilson
Title:	Chief Financial Officer
Date: November 18, 2008

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated November 17, 2008
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation dated November 17, 2008.

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